UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 14, 2005

CORNERSTONE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-30497	62-1175427

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5319 Highway 153, Chattanooga, Tennessee	37343

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code          (423) 385-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition

                            On January 14, 2005, the Registrant issued a press release reporting earnings results for the fiscal quarter ended December 31, 2004.

Item 9.01           Financial Statements and Exhibits.

(c)             Exhibits

99.1          Press release dated January 14, 2005 reporting earnings results for the fiscal quarter ended December 31, 2004.

SIGNATURES

                            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.

(Registrant)

Date January 14, 2005
	By:	\s\ NATHANIEL F. HUGHES

Nathaniel F. Hughes,
President and Chief Operating Officer